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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated January 24, 2001, included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-36562.



/s/ Arthur Andersen LLP


Salt Lake City, Utah
March 26, 2001